COMPANY CONTACTS

Jeff Donnelly
Chief Financial Officer
(240) 744-1190

Briony Quinn
Senior Vice President
(240) 744-1196

FOR IMMEDIATE RELEASE

DIAMONDROCK HOSPITALITY COMPANY REPORTS THIRD QUARTER 2023 RESULTS
Comparable Total Revenues Flat to 2022 and 12% Higher than 2019
BETHESDA, Maryland, Wednesday, November 1, 2023 – DiamondRock Hospitality Company (the “Company”) (NYSE: DRH), a lodging-focused real estate investment trust that owns a portfolio of 36 premium hotels and resorts in the United States, today announced results of operations for the quarter ended September 30, 2023.

Third Quarter 2023 Highlights

•Net Income: Net income was $27.3 million and earnings per diluted share was $0.12.
•Comparable Revenues: Comparable total revenues were $277.1 million, a 0.1% increase over 2022 and a 12.0% increase over 2019.
•Comparable RevPAR: Comparable RevPAR was $210.03, a 1.1% decrease from 2022 and a 7.6% increase over 2019.
•Comparable Hotel Adjusted EBITDA: Comparable Hotel Adjusted EBITDA was $81.1 million, a 6.6% decrease from 2022 and a 8.9% increase over 2019.
•Comparable Hotel Adjusted EBITDA Margin: Comparable Hotel Adjusted EBITDA margin was 29.27%, a 210 basis point decrease from 2022 and a 85 basis point decrease over 2019.
•Adjusted EBITDA: Adjusted EBITDA was $73.2 million, a 4.1% decrease from 2022 and a 8.4% increase over 2019.
•Adjusted FFO: Adjusted FFO was $54.6 million and Adjusted FFO per diluted share was $0.26.
•Hotel Acquisition: The Company acquired Chico Hot Springs Resort located in Paradise Valley, Montana for $33.0 million on August 1, 2023.
•Hotel Rebranding: The Company completed the rebranding of the Hilton Boston Downtown/Faneuil Hall to The Dagny, an independent lifestyle boutique hotel, on August 1, 2023.

“DiamondRock’s results for the third quarter were modestly ahead of our expectations. The team did a great job controlling expenses, which saw significant improvement over the prior quarter. Accomplishments in the third quarter also included the successful completion of the major repositioning of The Dagny in Boston. For the fourth quarter, we expect our RevPAR growth to improve approximately 100 basis points from the third quarter and be essentially flat compared to 2022 driven by improving results from our resort portfolio,” said Mark W. Brugger, President and Chief Executive Officer of DiamondRock Hospitality Company.

Operating Results

Please see “Non-GAAP Financial Measures” attached to this press release for an explanation of the terms “EBITDAre,” “Adjusted EBITDA,” “Hotel Adjusted EBITDA,” “Hotel Adjusted EBITDA Margin,” “FFO” and “Adjusted FFO” and a reconciliation of these measures to net income. Comparable operating results include all hotels currently owned for all periods presented, except the Kimpton Fort Lauderdale Beach Resort, which opened in April 2021. See “Reconciliation of Comparable Operating Results” attached to this press release for a reconciliation to historical amounts.

	Quarter Ended September 30,			Change From
	2023	2022	2019	2022	2019
	($ amounts in millions, except hotel statistics and per share amounts)
Comparable Operating Results (1)
ADR	$274.00	$282.49	$240.06	(3.0)%	14.1%
Occupancy	76.7%	75.1%	81.3%	1.6%	(4.6)%
RevPAR	$210.03	$212.27	$195.19	(1.1)%	7.6%
Total RevPAR	$312.35	$312.57	$280.00	(0.1)%	11.6%
Revenues	$277.1	$276.8	$247.4	0.1%	12.0%
Hotel Adjusted EBITDA	$81.1	$86.8	$74.5	(6.6)%	8.9%
Hotel Adjusted EBITDA Margin	29.27%	31.37%	30.12%	(210 bps)	(85 bps)
Available Rooms	887,279	885,466	883,660	1,813	3,619

Actual Operating Results (2)
Revenues	$276.5	$268.2	$240.3	3.1%	15.1%
Net income	$27.3	$28.6	$11.6	(4.5)%	135.3%
Earnings per diluted share	$0.12	$0.12	$0.06	0.0%	100.0%
Adjusted EBITDA	$73.2	$76.3	$67.5	(4.1)%	8.4%
Adjusted FFO	$54.6	$60.6	$55.3	(9.9)%	(1.3)%
Adjusted FFO per diluted share	$0.26	$0.28	$0.27	(7.1)%	(3.7)%

	Nine Months Ended September 30,			Change From
	2023	2022	2019	2022	2019
	($ amounts in millions, except hotel statistics and per share amounts)
Comparable Operating Results (1)
ADR	$281.52	$288.43	$239.96	(2.4)%	17.3%
Occupancy	73.4%	68.7%	78.6%	4.7%	(5.2)%
RevPAR	$206.60	$198.19	$188.72	4.2%	9.5%
Total RevPAR	$309.40	$294.71	$278.07	5.0%	11.3%
Revenues	$814.1	$773.7	$728.9	5.2%	11.7%
Hotel Adjusted EBITDA	$238.0	$245.2	$217.7	(2.9)%	9.3%
Hotel Adjusted EBITDA Margin	29.23%	31.69%	29.87%	(246 bps)	(64 bps)
Available Rooms	2,631,183	2,625,408	2,621,125	5,775	10,058

Actual Operating Results (2)
Revenues	$811.3	$746.4	$700.6	8.7%	15.8%
Net income	$75.7	$91.3	$49.6	(17.1)%	52.6%
Earnings per diluted share	$0.32	$0.39	$0.24	(17.9)%	33.3%
Adjusted EBITDA	$214.4	$213.2	$197.8	0.6%	8.4%
Adjusted FFO	$159.9	$168.0	$162.3	(4.8)%	(1.5)%
Adjusted FFO per diluted share	$0.75	$0.78	$0.80	(3.8)%	(6.3)%
(1) Amounts represent the pre-acquisition operating results for Bourbon Orleans Hotel from January 1, 2019 to July 28, 2021, Henderson Park Inn from January 1, 2019 to July 29, 2021, Henderson Beach Resort from January 1, 2019 to December 22, 2021, Tranquility Bay Beachfront Resort from January 1, 2019 to January 5, 2022, Lake Austin Spa Resort from January 1, 2019 to November 20, 2022 Chico Hot Springs Resort from January 1, 2019 to July 31, 2023 and exclude the operating results of the Kimpton Fort Lauderdale Beach Resort as the hotel opened in April 2021. The pre-acquisition operating results were obtained from the sellers of the hotels during the acquisition due diligence process. We have made no adjustments to the amounts provided to us by the seller. The pre-acquisition operating results were not audited or reviewed by the Company's independent auditors.

(2) Actual operating results include the operating results of all hotels for the Company's respective ownership periods.

Hotel Acquisition

On August 1, 2023, the Company acquired the fee-simple interest in Chico Hot Springs Resort, a lifestyle resort, and adjacent ranch in Paradise Valley, Montana and near Yellowstone National Park for $33 million. The $27 million purchase price for the 117-room, 153-acre resort represents an 8.1% capitalization rate on 2022 net operating income (“NOI”). The adjacent ranch, a 595-acre parcel purchased for approximately $6 million, provides extensive on-site trails for hiking and horseback riding as well as potential for future expansion of the resort or residential lot sales. The acquisition was funded from corporate cash on hand.

Capital Expenditures

The Company invested approximately $67.1 million in capital improvements at its hotels during the nine months ended September 30, 2023. The Company expects to spend $100 million on capital improvements at its hotels in 2023. Significant projects in 2023 include the following:

•The Dagny: The Company completed a comprehensive renovation to rebrand the Hilton Boston Downtown/Faneuil Hall as The Dagny, an independent lifestyle hotel, during the third quarter.
•Salt Lake City Marriott: The Company completed a renovation of the guestrooms during the third quarter.
•Hilton Burlington Lake Champlain: The Company commenced a repositioning of the hotel to rebrand it as a Curio Collection hotel. The repositioning is expected to be completed in the summer of 2024 and includes a new restaurant concept by a well-known, award-winning chef.

Balance Sheet and Liquidity

The Company ended the quarter with $611.6 million of liquidity, comprised of $102.7 million of unrestricted corporate cash, $108.9 million of unrestricted cash at its hotels and full capacity on its $400 million senior unsecured credit facility. As of September 30, 2023, the Company had $1.2 billion of total debt outstanding, which consisted of $800.0 million of unsecured term loans and $380.6 million of property-specific, non-recourse mortgage debt.

Dividends

The Company declared a quarterly cash dividend of $0.03 per common share, which was was paid on October 12, 2023 to shareholders of record as of September 29, 2023. The Company paid a quarterly dividend of $0.515625 per share on its 8.250% Series A Cumulative Redeemable Preferred Stock on September 29, 2023 to shareholders of record as of September 18, 2023.

Earnings Call
The Company will host a conference call to discuss its third quarter results on Wednesday, November 1, 2023, at 10:00 a.m. Eastern Time (ET). The conference call will be accessible by telephone and through the internet. Interested individuals are requested to register for the call by visiting https://investor.drhc.com. A replay of the conference call webcast will be archived and available online.

About the Company
DiamondRock Hospitality Company is a self-advised real estate investment trust (REIT) that is an owner of a leading portfolio of geographically diversified hotels concentrated in leisure destinations and top gateway markets. The Company currently owns 36 premium quality hotels with over 9,700 rooms. The Company has strategically positioned its portfolio to be operated both under leading global brand families as well as independent boutique hotels in the lifestyle segment. For further information on the Company and its portfolio, please visit DiamondRock Hospitality Company’s website at www.drhc.com.

This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “believe,” “expect,” “intend,” “project,” “forecast,” “plan” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: the adverse impact of the novel coronavirus (COVID-19) on the U.S., regional and global economies, travel, the hospitality industry, and the financial condition and results of operations of the Company and its hotels; national and local economic and business conditions, including the potential for additional terrorist attacks, that will affect occupancy rates at the Company’s hotels and the demand for hotel products and services; operating risks associated with the hotel business; relationships with property managers; the ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations which influence or determine wages, prices, construction procedures and costs; and other risk factors contained in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of the date of this release, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

DIAMONDROCK HOSPITALITY COMPANY

CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)

	September 30, 2023	December 31, 2022
ASSETS	(unaudited)
Property and equipment, net	$2,765,646	$2,748,476
Right-of-use assets	97,552	99,047
Restricted cash	42,503	39,614
Due from hotel managers	167,695	176,708
Prepaid and other assets	80,188	76,131
Cash and cash equivalents	102,737	67,564
Total assets	$3,256,321	$3,207,540
LIABILITIES AND EQUITY
Liabilities:
Mortgage and other debt, net of unamortized debt issuance costs	$379,914	$386,655
Unsecured term loans, net of unamortized debt issuance costs	799,337	799,138
Senior unsecured credit facility	—	—
Total debt	1,179,251	1,185,793

Lease liabilities	111,832	110,875
Due to hotel managers	122,746	123,682
Deferred rent	68,291	65,097
Unfavorable contract liabilities, net	59,825	61,069
Accounts payable and accrued expenses	48,940	43,120
Distributions declared and unpaid	6,380	12,946
Deferred income related to key money, net	8,457	8,780
Total liabilities	1,605,722	1,611,362
Equity:
Preferred stock, $0.01 par value; 10,000,000 shares authorized;
8.250% Series A Cumulative Redeemable Preferred Stock (liquidation preference $25.00 per share), 4,760,000 shares issued and outstanding at September 30, 2023 and December 31, 2022	48	48
Common stock, $0.01 par value; 400,000,000 shares authorized; 209,627,197 and 209,374,830 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively	2,096	2,094
Additional paid-in capital	2,289,501	2,288,433
Accumulated other comprehensive income	3,802	—
Distributions in excess of earnings	(651,533)	(700,694)
Total stockholders’ equity	1,643,914	1,589,881
Noncontrolling interests	6,685	6,297
Total equity	1,650,599	1,596,178
Total liabilities and equity	$3,256,321	$3,207,540

DIAMONDROCK HOSPITALITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenues:
Rooms	$186,334	$184,994	$544,325	$510,189
Food and beverage	64,723	61,940	192,869	176,294
Other	25,463	21,274	74,126	59,965
Total revenues	276,520	268,208	811,320	746,448
Operating Expenses:
Rooms	45,773	43,899	131,092	120,374
Food and beverage	45,428	43,227	134,486	119,919
Other departmental and support expenses	65,952	62,271	193,365	170,328
Management fees	7,323	6,697	19,196	17,029
Franchise fees	8,913	8,709	26,393	23,212
Other property-level expenses	25,704	21,047	76,755	63,997
Depreciation and amortization	27,683	27,053	82,995	81,097
Impairment losses	—	—	941	2,843
Corporate expenses	7,526	7,516	23,677	22,275
Business interruption insurance income	(537)	—	(647)	(499)
Total operating expenses, net	233,765	220,419	688,253	620,575

Interest expense	15,973	9,072	48,712	22,866
Interest (income) and other (income) expense, net	(772)	152	(1,717)	1,044
Loss on early extinguishment of debt	—	9,698	—	9,698
Total other expenses, net	15,201	18,922	46,995	33,608
Income before income taxes	27,554	28,867	76,072	92,265
Income tax expense	(224)	(312)	(420)	(949)
Net income	27,330	28,555	75,652	91,316
Less: Net income attributable to noncontrolling interests	(58)	(99)	(259)	(315)
Net income attributable to the Company	27,272	28,456	75,393	91,001
Distributions to preferred stockholders	(2,454)	(2,454)	(7,362)	(7,362)
Net income attributable to common stockholders	$24,818	$26,002	$68,031	$83,639
Earnings per share:
Earnings per share available to common stockholders - basic	$0.12	$0.12	$0.32	$0.39
Earnings per share available to common stockholders - diluted	$0.12	$0.12	$0.32	$0.39

Weighted-average number of common shares outstanding:
Basic	211,490,571	212,878,364	211,525,596	212,736,133
Diluted	212,204,989	213,657,373	212,129,712	213,459,354

Non-GAAP Financial Measures

We use the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with U.S. GAAP. EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO, as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company.

Use and Limitations of Non-GAAP Financial Measures

Our management and Board of Directors use EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO to evaluate the performance of our hotels and to facilitate comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital intensive companies. The use of these non-GAAP financial measures has certain limitations. These non-GAAP financial measures as presented by us, may not be comparable to non-GAAP financial measures as calculated by other real estate companies. These measures do not reflect certain expenses or expenditures that we incurred and will incur, such as depreciation, interest and capital expenditures. We compensate for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our reconciliations to the most comparable U.S. GAAP financial measures, and our consolidated statements of operations and cash flows, include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, as well as the usefulness of our non-GAAP financial measures.

These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with U.S. GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by U.S. GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our U.S. GAAP results and the reconciliations to the corresponding U.S. GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA, EBITDAre and FFO

EBITDA represents net income (calculated in accordance with U.S. GAAP) excluding: (1) interest expense; (2) provision for income taxes, including income taxes applicable to sale of assets; and (3) depreciation and amortization. The Company computes EBITDAre in accordance with the National Association of Real Estate Investment Trusts ("Nareit") guidelines, as defined in its September 2017 white paper "Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate." EBITDAre represents net income (calculated in accordance with U.S. GAAP) adjusted for: (1) interest expense; (2) provision for income taxes, including income taxes applicable to sale of assets; (3) depreciation and amortization; (4) gains or losses on the disposition of depreciated property including gains or losses on change of control; (5) impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate; and (6) adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates.

We believe EBITDA and EBITDAre are useful to an investor in evaluating our operating performance because they help investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization, and in the case of EBITDAre, impairment and gains or losses on dispositions of depreciated property) from our operating results. In addition, covenants included in our debt agreements use EBITDA as a measure of financial compliance. We also use EBITDA and EBITDAre as measures in determining the value of hotel acquisitions and dispositions.

The Company computes FFO in accordance with standards established by the Nareit, which defines FFO as net income determined in accordance with U.S. GAAP, excluding gains or losses from sales of properties and impairment losses, plus real estate related depreciation and amortization. The Company believes that the presentation of FFO provides useful information to investors regarding its operating performance because it is a measure of the Company's operations without regard to specified non-cash items, such as real estate related depreciation and amortization and gains or losses on the sale of assets. The Company also uses FFO as one measure in assessing its operating results.

Hotel EBITDA

Hotel EBITDA represents net income excluding: (1) interest expense, (2) income taxes, (3) depreciation and amortization, (4) corporate general and administrative expenses (shown as corporate expenses on the consolidated statements of operations), and (5) hotel acquisition costs. We believe that Hotel EBITDA provides our investors a useful financial measure to evaluate our hotel operating performance, excluding the impact of our capital structure (primarily interest), our asset base (primarily depreciation and amortization), and our corporate-level expenses (corporate expenses and hotel acquisition costs). With respect to Hotel EBITDA, we believe that excluding the effect of corporate-level expenses provides a more complete understanding of the operating results over which individual hotels and third-party management companies have direct control. We believe property-level results provide investors with supplemental information on the ongoing operational performance of our hotels and effectiveness of the third-party management companies operating our business on a property-level basis.

Adjustments to EBITDAre, FFO and Hotel EBITDA

We adjust EBITDAre, FFO and Hotel EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance and that the presentation of Adjusted EBITDA, Adjusted FFO and Hotel Adjusted EBITDA when combined with U.S. GAAP net income, EBITDAre, FFO and Hotel EBITDA, is beneficial to an investor's complete understanding of our consolidated and property-level operating performance. Hotel Adjusted EBITDA margins are calculated as Hotel Adjusted EBITDA divided by total hotel revenues. We adjust EBITDAre, FFO and Hotel EBITDA for the following items:

•Non-Cash Lease Expense and Other Amortization: We exclude the non-cash expense incurred from the straight line recognition of expense from our ground leases and other contractual obligations and the non-cash amortization of our favorable and unfavorable contracts, originally recorded in conjunction with certain hotel acquisitions. We exclude these non-cash items because they do not reflect the actual cash amounts due to the respective lessors and service providers in the current period and they are of lesser significance in evaluating our actual performance for that period.

•Cumulative Effect of a Change in Accounting Principle: The Financial Accounting Standards Board promulgates new accounting standards that require or permit the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude the effect of these adjustments, which include the accounting impact from prior periods, because they do not reflect the Company’s actual underlying performance for the current period.

•Gains or Losses from Early Extinguishment of Debt: We exclude the effect of gains or losses recorded on the early extinguishment of debt because these gains or losses result from transaction activity related to the Company’s capital structure that we believe are not indicative of the ongoing operating performance of the Company or our hotels.

•Hotel Acquisition Costs: We exclude hotel acquisition costs expensed during the period because we believe these transaction costs are not reflective of the ongoing performance of the Company or our hotels.

•Severance Costs: We exclude corporate severance costs, or reversals thereof, incurred with the termination of corporate-level employees and severance costs incurred at our hotels related to lease terminations or structured severance programs because we believe these costs do not reflect the ongoing performance of the Company or our hotels.

•Hotel Manager Transition Items: We exclude the transition items associated with a change in hotel manager because we believe these items do not reflect the ongoing performance of the Company or our hotels.

•Hotel Pre-Opening Costs: We exclude the pre-opening costs associated with the redevelopment or rebranding of a hotel because we believe these items do not reflect the ongoing performance of the Company or our hotels.

•Other Items:  From time to time we incur costs or realize gains that we consider outside the ordinary course of business and that we do not believe reflect the ongoing performance of the Company or our hotels. Such items may include, but are not limited to, the following: lease preparation costs incurred to prepare vacant space for marketing; management or franchise contract termination fees; gains or losses from legal settlements; costs incurred related to natural disasters; and gains on property insurance claim settlements, other than income related to business interruption insurance.

In addition, to derive Adjusted FFO we exclude any fair value adjustments to interest rate swaps. We exclude these non-cash amounts because they do not reflect the underlying performance of the Company.

Reconciliations of Non-GAAP Measures

EBITDA, EBITDAre and Adjusted EBITDA

The following tables are reconciliations of our GAAP net income to EBITDA, EBITDAre and Adjusted EBITDA (in thousands):

	Three Months Ended September 30,
	2023	2022	2019
Net income	$27,330	$28,555	$11,574
Interest expense	15,973	9,072	14,184
Income tax expense	224	312	1,217
Real estate related depreciation and amortization	27,683	27,053	29,474
EBITDAre	71,210	64,992	56,449
Non-cash lease expense and other amortization	1,533	1,551	1,750
Professional fees and pre-opening costs related to Frenchman's Reef (1)	—	—	6,378
Hotel pre-opening costs	496	—	—
Hotel manager transition items	—	11	582
Loss on early extinguishment of debt	—	9,698	2,373
Adjusted EBITDA	$73,239	$76,252	$67,532

	Nine Months Ended September 30,
	2023	2022	2019
Net income	$75,652	$91,316	$49,628
Interest expense	48,712	22,866	38,264
Income tax expense	420	949	1,939
Real estate related depreciation and amortization	82,995	81,097	87,805
EBITDA	207,779	196,228	177,636
Impairment losses	941	2,843	—
EBITDAre	208,720	199,071	177,636
Non-cash lease expense and other amortization	4,620	4,675	5,249
Professional fees and pre-opening costs related to Frenchman's Reef (1)	—	—	11,445
Loss on early extinguishment of debt	—	9,698	2,373
Hotel pre-opening costs	1,038	—	—
Severance costs (2)	—	(532)	—
Hotel manager transition items	—	247	1,050
Adjusted EBITDA	$214,378	$213,159	$197,753
(1)Represents pre-opening costs related to the re-opening of Frenchman's Reef, as well as legal and professional fees and other costs incurred at Frenchman's Reef as a result of Hurricane Irma that were not covered by insurance.
(2)Consists of severance costs incurred, and adjustments thereto, associated with the elimination of positions at our hotels, which are classified within other hotel expenses on the consolidated statement of operations.

Hotel EBITDA and Hotel Adjusted EBITDA
    The following table is a reconciliation of our GAAP net income to Hotel EBITDA and Hotel Adjusted EBITDA (in thousands):

	Three Months Ended September 30,
	2023	2022	2019
Net income	$27,330	$28,555	$11,574
Interest expense	15,973	9,072	14,184
Income tax expense	224	312	1,217
Real estate related depreciation and amortization	27,683	27,053	29,474
EBITDA	71,210	64,992	56,449
Corporate expenses	7,526	7,516	6,318
Interest (income) and other (income) expense, net	(772)	152	(102)
Professional fees and pre-opening costs related to Frenchman's Reef (1)	—	—	6,378
Loss on early extinguishment of debt	—	9,698	2,373
Hotel EBITDA	77,964	82,358	71,416
Non-cash lease expense and other amortization	1,533	1,551	1,750
Hotel pre-opening costs	496	—	—
Hotel manager transition items	—	11	582
Hotel Adjusted EBITDA	$79,993	$83,920	$73,748

	Nine Months Ended September 30,
	2023	2022	2019
Net income	$75,652	$91,316	$49,628
Interest expense	48,712	22,866	38,264
Income tax expense	420	949	1,939
Real estate related depreciation and amortization	82,995	81,097	87,805
EBITDA	207,779	196,228	177,636
Corporate expenses	23,677	22,275	20,785
Interest (income) and other (income) expense, net	(1,717)	1,044	(510)
Impairment losses	941	2,843	—
Professional fees and pre-opening costs related to Frenchman's Reef (1)	—	—	11,445
Loss on early extinguishment of debt	—	9,698	2,373
Hotel EBITDA	230,680	232,088	211,729
Non-cash lease expense and other amortization	4,620	4,675	5,249
Hotel pre-opening costs	1,038	—	—
Hotel manager transition items	—	247	1,050
Severance costs (2)	—	(532)	—
Hotel Adjusted EBITDA	$236,338	$236,478	$218,028
(1)Represents pre-opening costs related to the re-opening of Frenchman's Reef, as well as legal and professional fees and other costs incurred at Frenchman's Reef as a result of Hurricane Irma that were not covered by insurance.
(2)Consists of severance costs incurred, or adjustments thereto, associated with the elimination of positions at our hotels, which are classified within other hotel expenses on the consolidated statement of operations.

FFO and Adjusted FFO
The following tables are reconciliations of our GAAP net income to FFO and Adjusted FFO (in thousands):

	Three Months Ended September 30,
	2023	2022	2019
Net income	$27,330	$28,555	$11,574
Real estate related depreciation and amortization	27,683	27,053	29,474
FFO	55,013	55,608	41,048
Distribution to preferred stockholders	(2,454)	(2,454)	—
FFO available to common stock and unit holders	52,559	53,154	41,048
Non-cash lease expense and other amortization	1,533	1,551	1,750
Professional fees and pre-opening costs related to Frenchman's Reef (1)	—	—	6,378
Loss on early extinguishment of debt	—	9,698	2,373
Hotel pre-opening costs	496	—	—
Hotel manager transition items	—	11	582
Fair value adjustments to interest rate swaps	—	(3,780)	3,143
Adjusted FFO available to common stock and unit holders	$54,588	$60,634	$55,274
Adjusted FFO available to common stock and unit holders, per diluted share	$0.26	$0.28	$0.27

	Nine Months Ended September 30,
	2023	2022	2019
Net income	$75,652	$91,316	$49,628
Real estate related depreciation and amortization	82,995	81,097	87,805
Impairment losses	941	2,843	—
FFO	159,588	175,256	137,433
Distribution to preferred stockholders	(7,362)	(7,362)	—
FFO available to common stock and unit holders	152,226	167,894	137,433
Non-cash lease expense and other amortization	4,620	4,675	5,249
Professional fees and pre-opening costs related to Frenchman's Reef (1)	—	—	11,445
Hotel pre-opening costs	1,038	—	—
Hotel manager transition items	—	247	1,050
Loss on early extinguishment of debt	—	9,698	2,373
Severance costs (2)	—	(532)	—
Fair value adjustments to interest rate swaps	2,033	(14,002)	4,790
Adjusted FFO available to common stock and unit holders	$159,917	$167,980	$162,340
Adjusted FFO available to common stock and unit holders, per diluted share	$0.75	$0.78	$0.80
(1)Represents pre-opening costs related to the re-opening of Frenchman's Reef, as well as legal and professional fees and other costs incurred at Frenchman's Reef as a result of Hurricane Irma that were not covered by insurance.
(2)Consists of severance costs incurred, or adjustments thereto, associated with the elimination of positions at our hotels, which are classified within other hotel expenses on the consolidated statement of operations.

Reconciliation of Comparable Operating Results

The following presents the revenues, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin together with comparable prior year results, which excludes the results for our 2021 dispositions (in thousands):

	Three Months Ended September 30,
	2023	2022	2019
Revenues	$276,520	$268,208	$240,279
Hotel revenues from prior ownership (1)	620	8,566	25,484
Hotel revenues from sold hotels (2)	—	—	(18,338)
Comparable Revenues	$277,140	$276,774	$247,425

Hotel Adjusted EBITDA	$79,993	$83,920	$73,748
Hotel Adjusted EBITDA from prior ownership (1)	1,125	2,915	5,720
Hotel Adjusted EBITDA from sold hotels (2)	—	—	(4,938)
Comparable Hotel Adjusted EBITDA	$81,118	$86,835	$74,530

Hotel Adjusted EBITDA Margin	28.93%	31.29%	30.69%
Comparable Hotel Adjusted EBITDA Margin	29.27%	31.37%	30.12%

	Nine Months Ended September 30,
	2023	2022	2019
Revenues	$811,320	$746,448	$700,572
Hotel revenues from prior ownership (1)	2,767	27,277	76,162
Hotel revenues from sold hotels (2)	—	—	(47,872)
Comparable Revenues	$814,087	$773,725	$728,862

Hotel Adjusted EBITDA	$236,338	$236,478	$218,028
Hotel Adjusted EBITDA from prior ownership (1)	1,656	8,693	17,461
Hotel Adjusted EBITDA from sold hotels (2)	—	—	(17,758)
Comparable Hotel Adjusted EBITDA	$237,994	$245,171	$217,731

Hotel Adjusted EBITDA Margin	29.13%	31.68%	31.12%
Comparable Hotel Adjusted EBITDA Margin	29.23%	31.69%	29.87%
(1) Amounts represent the pre-acquisition operating results for Bourbon Orleans Hotel from January 1, 2019 to July 28, 2021, Henderson Park Inn from January 1, 2019 to July 29, 2021, Henderson Beach Resort from January 1, 2019 to December 22, 2021, Tranquility Bay Beachfront Resort from January 1, 2019 to January 5, 2022, Lake Austin Spa Resort from January 1, 2019 to November 20, 2022 and Chico Hot Springs Resort from January 1, 2019 to July 31, 2023. The pre-acquisition operating results of the Kimpton Fort Lauderdale Beach Resort are excluded from all periods as the hotel opened in April 2021. The pre-acquisition operating results were obtained from the sellers of the hotels during the acquisition due diligence process. We have made no adjustments to the amounts provided to us by the seller. The pre-acquisition operating results were not audited or reviewed by the Company's independent auditors.
(2) Amounts represent the operating results of Frenchman's Reef and The Lexington Hotel.

Selected Quarterly Comparable Operating Information

The following tables are presented to provide investors with selected quarterly comparable operating information. The operating information includes historical quarterly operating results for our portfolio, excluding the Kimpton Fort Lauderdale Beach Resort since the hotel opened in April 2021.

	Quarter 1, 2019	Quarter 2, 2019	Quarter 3, 2019	Quarter 4, 2019	Full Year 2019
ADR	$224.54	$253.23	$240.06	$243.26	$240.76
Occupancy	72.2%	82.3%	81.3%	75.1%	77.7%
RevPAR	$162.14	$208.45	$195.19	$182.59	$187.17
Total RevPAR	$247.08	$306.77	$280.00	$268.71	$275.71
Revenues (in thousands)	$213,429	$268,008	$247,425	$237,449	$966,311
Hotel Adjusted EBITDA (in thousands)	$52,197	$91,004	$74,530	$66,020	$283,751
Hotel Adjusted EBITDA Margin	24.46%	33.96%	30.12%	27.80%	29.36%
Available Rooms	863,804	873,661	883,660	883,660	3,504,785

	Quarter 1, 2022	Quarter 2, 2022	Quarter 3, 2022	Quarter 4, 2022	Full Year 2022
ADR	$281.93	$299.28	$282.49	$289.83	$288.78
Occupancy	56.0%	74.8%	75.1%	67.2%	68.3%
RevPAR	$157.86	$223.81	$212.27	$194.91	$197.36
Total RevPAR	$239.15	$331.55	$312.57	$293.70	$294.45
Revenues (in thousands)	$206,858	$290,093	$276,774	$260,150	$1,033,875
Hotel Adjusted EBITDA (in thousands)	$53,958	$104,378	$86,835	$77,431	$322,602
Hotel Adjusted EBITDA Margin	26.08%	35.98%	31.37%	29.76%	31.20%
Available Rooms	864,972	874,970	885,466	885,776	3,511,184

	Quarter 1, 2023	Quarter 2, 2023	Quarter 3, 2023
ADR	$276.48	$293.44	$274.00
Occupancy	66.7%	76.7%	76.7%
RevPAR	$184.39	$225.09	$210.03
Total RevPAR	$281.32	$334.17	$312.35
Revenues (in thousands)	$243,859	$293,088	$277,140
Hotel Adjusted EBITDA (in thousands)	$62,450	$94,426	$81,118
Hotel Adjusted EBITDA Margin	25.61%	32.22%	29.27%
Available Rooms	866,846	877,058	887,279

Market Capitalization as of September 30, 2023
(in thousands)
Enterprise Value

Common equity capitalization (at September 30, 2023 closing price of $8.03/share)	$1,716,306
Preferred equity capitalization (at liquidation value of $25.00/share)	119,000
Consolidated debt (face amount)	1,180,625
Cash and cash equivalents	(102,737)
Total enterprise value	$2,913,194
Share Reconciliation

Common shares outstanding	209,627
Operating partnership units	1,037
Unvested restricted stock held by management and employees	1,201
Share grants under deferred compensation plan	1,872
Combined shares and units	213,737

Debt Summary as of September 30, 2023
(dollars in thousands)
Loan	Interest Rate	Term	Outstanding Principal	Maturity
Courtyard New York Manhattan / Midtown East	4.40%	Fixed	$74,808	August 2024
Worthington Renaissance Fort Worth Hotel	3.66%	Fixed	74,210	May 2025
Hotel Clio	4.33%	Fixed	56,443	July 2025
Westin Boston Seaport District	4.36%	Fixed	175,164	November 2025
Unamortized debt issuance costs			(711)
Total mortgage debt, net of unamortized debt issuance costs			379,914

Unsecured term loan	SOFR + 1.35%	Variable	500,000	January 2028
Unsecured term loan	SOFR + 1.35%	Variable	300,000	January 2025 (1)
Unamortized debt issuance costs			(663)
Unsecured term loans, net of unamortized debt issuance costs			799,337

Senior unsecured credit facility	SOFR + 1.40%	Variable	—	September 2026 (1)

Total debt, net of unamortized debt issuance costs			$1,179,251
Weighted-average interest rate of fixed rate debt	3.86%
Total weighted-average interest rate (2)	5.07%

(1)    May be extended for an additional year upon the payment of applicable fees and the satisfaction of certain customary conditions.
(2)    Weighted-average interest rate includes effect of interest rate swaps.

	Operating Statistics – Third Quarter
	Number of Rooms	ADR			Occupancy			RevPAR
		3Q 2023	3Q 2022	B/(W) 2022	3Q 2023	3Q 2022	B/(W) 2022	3Q 2023	3Q 2022	B/(W) 2022

Atlanta Marriott Alpharetta	318	$154.82	$155.35	(0.3)%	69.4%	60.7%	8.7%	$107.43	$94.35	13.9%
Bourbon Orleans Hotel	220	$201.95	$198.82	1.6%	66.4%	67.0%	(0.6)%	$134.04	$133.24	0.6%
Cavallo Point, The Lodge at the Golden Gate	142	$589.26	$723.68	(18.6)%	57.8%	50.8%	7.0%	$340.41	$367.33	(7.3)%
Chicago Marriott Downtown Magnificent Mile	1,200	$250.00	$253.84	(1.5)%	71.4%	72.9%	(1.5)%	$178.61	$185.02	(3.5)%
Chico Hot Springs Resort	117	$183.71	$175.42	4.7%	79.6%	75.3%	4.3%	$146.31	$132.01	10.8%
Courtyard Denver Downtown	177	$241.09	$232.76	3.6%	82.6%	83.0%	(0.4)%	$199.12	$193.21	3.1%
Courtyard New York Manhattan/Fifth Avenue	189	$299.95	$288.20	4.1%	97.2%	96.8%	0.4%	$291.65	$279.10	4.5%
Courtyard New York Manhattan/Midtown East	321	$356.68	$338.74	5.3%	91.2%	90.7%	0.5%	$325.19	$307.21	5.9%
Embassy Suites by Hilton Bethesda	272	$159.76	$140.80	13.5%	73.8%	56.9%	16.9%	$117.93	$80.12	47.2%
Havana Cabana Key West	106	$236.66	$259.31	(8.7)%	78.0%	80.0%	(2.0)%	$184.58	$207.40	(11.0)%
Henderson Beach Resort	254	$470.03	$501.78	(6.3)%	67.4%	76.7%	(9.3)%	$316.76	$385.06	(17.7)%
Henderson Park Inn	37	$648.09	$711.75	(8.9)%	80.5%	81.3%	(0.8)%	$521.86	$578.98	(9.9)%
Hilton Burlington Lake Champlain	258	$323.75	$315.25	2.7%	86.1%	88.5%	(2.4)%	$278.74	$279.11	(0.1)%
Hilton Garden Inn New York/Times Square Central	282	$276.77	$276.98	(0.1)%	97.0%	98.4%	(1.4)%	$268.48	$272.65	(1.5)%
Hotel Clio	199	$331.92	$329.77	0.7%	77.4%	76.3%	1.1%	$256.83	$251.56	2.1%
Hotel Emblem San Francisco	96	$234.01	$244.50	(4.3)%	70.3%	80.7%	(10.4)%	$164.57	$197.39	(16.6)%
Hotel Palomar Phoenix	242	$164.84	$172.35	(4.4)%	76.1%	61.7%	14.4%	$125.47	$106.41	17.9%
Kimpton Fort Lauderdale Beach Resort	96	$134.25	$157.26	(14.6)%	46.4%	57.5%	(11.1)%	$62.25	$90.40	(31.1)%
Kimpton Shorebreak Resort	157	$378.69	$406.55	(6.9)%	85.0%	88.0%	(3.0)%	$321.77	$357.63	(10.0)%
L'Auberge de Sedona	88	$765.90	$766.54	(0.1)%	54.6%	68.8%	(14.2)%	$418.24	$527.38	(20.7)%
Lake Austin Spa Resort	40	$983.07	$1,019.44	(3.6)%	53.1%	60.8%	(7.7)%	$521.72	$619.70	(15.8)%
Margaritaville Beach House Key West	186	$313.67	$353.53	(11.3)%	77.8%	70.5%	7.3%	$244.18	$249.32	(2.1)%
Orchards Inn Sedona	70	$240.57	$228.40	5.3%	49.4%	65.4%	(16.0)%	$118.79	$149.38	(20.5)%
Salt Lake City Marriott Downtown at City Creek	510	$181.37	$173.45	4.6%	61.6%	67.9%	(6.3)%	$111.69	$117.76	(5.2)%
The Dagny	403	$289.64	$334.30	(13.4)%	87.3%	88.2%	(0.9)%	$252.93	$294.90	(14.2)%
The Gwen Hotel	311	$320.89	$329.43	(2.6)%	79.9%	78.7%	1.2%	$256.33	$259.15	(1.1)%
The Hythe Vail	344	$282.10	$269.70	4.6%	65.0%	64.9%	0.1%	$183.45	$174.94	4.9%
The Landing Lake Tahoe Resort & Spa	82	$569.67	$670.73	(15.1)%	76.9%	63.1%	13.8%	$437.83	$423.03	3.5%
The Lindy Renaissance Charleston Hotel	167	$326.08	$340.67	(4.3)%	88.9%	85.6%	3.3%	$289.98	$291.51	(0.5)%
The Lodge at Sonoma Resort	182	$490.51	$502.90	(2.5)%	68.3%	70.5%	(2.2)%	$334.84	$354.59	(5.6)%
Tranquility Bay Beachfront Resort	103	$495.75	$588.88	(15.8)%	79.3%	63.7%	15.6%	$393.05	$375.17	4.8%
Westin Boston Waterfront	793	$250.75	$249.19	0.6%	92.4%	86.4%	6.0%	$231.78	$215.40	7.6%
Westin Fort Lauderdale Beach Resort	433	$187.46	$201.15	(6.8)%	58.6%	67.8%	(9.2)%	$109.90	$136.47	(19.5)%
Westin San Diego Bayview	436	$223.42	$216.33	3.3%	85.5%	87.4%	(1.9)%	$191.04	$189.13	1.0%
Westin Washington D.C. City Center	410	$185.80	$196.28	(5.3)%	81.5%	61.3%	20.2%	$151.37	$120.35	25.8%
Worthington Renaissance Fort Worth Hotel	504	$186.10	$176.37	5.5%	70.4%	65.8%	4.6%	$130.98	$115.99	12.9%
Comparable Total (1)	9,649	$274.00	$282.49	(3.0)%	76.7%	75.1%	1.6%	$210.03	$212.27	(1.1)%

(1) Amounts include the pre-acquisition operating results of hotels acquired in 2023 and 2022 and exclude the Kimpton Fort Lauderdale Beach Resort as the hotel opened during 2021.

	Operating Statistics – Third Quarter
	Number of Rooms	ADR			Occupancy			RevPAR
		3Q 2023	3Q 2019	B/(W) 2019	3Q 2023	3Q 2019	B/(W) 2019	3Q 2023	3Q 2019	B/(W) 2019

Atlanta Marriott Alpharetta	318	$154.82	$163.80	(5.5)%	69.4%	72.9%	(3.5)%	$107.43	$119.41	(10.0)%
Bourbon Orleans Hotel	220	$201.95	$193.21	4.5%	66.4%	75.3%	(8.9)%	$134.04	$145.55	(7.9)%
Cavallo Point, The Lodge at the Golden Gate	142	$589.26	$469.36	25.5%	57.8%	68.1%	(10.3)%	$340.41	$319.72	6.5%
Chicago Marriott Downtown Magnificent Mile	1,200	$250.00	$239.22	4.5%	71.4%	82.5%	(11.1)%	$178.61	$197.32	(9.5)%
Chico Hot Springs Resort	117	$183.71	$147.95	24.2%	79.6%	93.3%	(13.7)%	$146.31	$137.97	6.0%
Courtyard Denver Downtown	177	$241.09	$218.40	10.4%	82.6%	85.9%	(3.3)%	$199.12	$187.70	6.1%
Courtyard New York Manhattan/Fifth Avenue	189	$299.95	$256.72	16.8%	97.2%	91.6%	5.6%	$291.65	$235.21	24.0%
Courtyard New York Manhattan/Midtown East	321	$356.68	$266.37	33.9%	91.2%	97.4%	(6.2)%	$325.19	$259.56	25.3%
Embassy Suites by Hilton Bethesda	272	$159.76	$167.95	(4.9)%	73.8%	70.4%	3.4%	$117.93	$118.20	(0.2)%
Havana Cabana Key West	106	$236.66	$170.13	39.1%	78.0%	85.9%	(7.9)%	$184.58	$146.13	26.3%
Henderson Beach Resort	254	$470.03	$333.54	40.9%	67.4%	65.7%	1.7%	$316.76	$219.30	44.4%
Henderson Park Inn	37	$648.09	$520.73	24.5%	80.5%	87.7%	(7.2)%	$521.86	$456.78	14.2%
Hilton Burlington Lake Champlain	258	$323.75	$244.03	32.7%	86.1%	90.1%	(4.0)%	$278.74	$219.97	26.7%
Hilton Garden Inn New York/Times Square Central	282	$276.77	$249.41	11.0%	97.0%	98.7%	(1.7)%	$268.48	$246.24	9.0%
Hotel Clio	199	$331.92	$262.04	26.7%	77.4%	85.9%	(8.5)%	$256.83	$225.20	14.0%
Hotel Emblem San Francisco	96	$234.01	$247.06	(5.3)%	70.3%	91.7%	(21.4)%	$164.57	$226.47	(27.3)%
Hotel Palomar Phoenix	242	$164.84	$143.55	14.8%	76.1%	73.4%	2.7%	$125.47	$105.30	19.2%
Kimpton Shorebreak Resort	157	$378.69	$306.54	23.5%	85.0%	81.8%	3.2%	$321.77	$250.72	28.3%
L'Auberge de Sedona	88	$765.90	$533.79	43.5%	54.6%	71.7%	(17.1)%	$418.24	$382.61	9.3%
Lake Austin Spa Resort	40	$983.07	$795.98	23.5%	53.1%	68.7%	(15.6)%	$521.72	$546.80	(4.6)%
Margaritaville Beach House Key West	186	$313.67	$205.47	52.7%	77.8%	61.4%	16.4%	$244.18	$126.16	93.5%
Orchards Inn Sedona	70	$240.57	$207.09	16.2%	49.4%	74.3%	(24.9)%	$118.79	$153.97	(22.8)%
Salt Lake City Marriott Downtown at City Creek	510	$181.37	$179.29	1.2%	61.6%	76.1%	(14.5)%	$111.69	$136.50	(18.2)%
The Dagny	403	$289.64	$342.48	(15.4)%	87.3%	92.6%	(5.3)%	$252.93	$317.16	(20.3)%
The Gwen Hotel	311	$320.89	$280.57	14.4%	79.9%	91.3%	(11.4)%	$256.33	$256.27	—%
The Hythe Vail	344	$282.10	$212.25	32.9%	65.0%	70.4%	(5.4)%	$183.45	$149.45	22.8%
The Landing Lake Tahoe Resort & Spa	82	$569.67	$376.60	51.3%	76.9%	86.4%	(9.5)%	$437.83	$325.43	34.5%
The Lindy Renaissance Charleston Hotel	167	$326.08	$239.40	36.2%	88.9%	77.9%	11.0%	$289.98	$186.38	55.6%
The Lodge at Sonoma Resort	182	$490.51	$349.59	40.3%	68.3%	83.8%	(15.5)%	$334.84	$292.92	14.3%
Tranquility Bay Beachfront Resort	103	$495.75	$331.66	49.5%	79.3%	80.5%	(1.2)%	$393.05	$267.05	47.2%
Westin Boston Waterfront	793	$250.75	$261.88	(4.3)%	92.4%	84.5%	7.9%	$231.78	$221.26	4.8%
Westin Fort Lauderdale Beach Resort	433	$187.46	$144.14	30.1%	58.6%	69.6%	(11.0)%	$109.90	$100.29	9.6%
Westin San Diego Bayview	436	$223.42	$192.85	15.9%	85.5%	86.0%	(0.5)%	$191.04	$165.84	15.2%
Westin Washington D.C. City Center	410	$185.80	$178.69	4.0%	81.5%	90.7%	(9.2)%	$151.37	$162.01	(6.6)%
Worthington Renaissance Fort Worth Hotel	504	$186.10	$177.73	4.7%	70.4%	69.5%	0.9%	$130.98	$123.48	6.1%
Comparable Total (1)	9,649	$274.00	$240.06	14.1%	76.7%	81.3%	(4.6)%	$210.03	$195.19	7.6%

(1) Amounts include the pre-acquisition operating results of hotels acquired in 2023, 2022 and 2021 and exclude the Kimpton Fort Lauderdale Beach Resort as the hotel opened during 2021.

	Operating Statistics – Year to Date
	Number of Rooms	ADR			Occupancy			RevPAR
		YTD 2023	YTD 2022	B/(W) 2022	YTD 2023	YTD 2022	B/(W) 2022	YTD 2023	YTD 2022	B/(W) 2022

Atlanta Marriott Alpharetta	318	$154.52	$150.91	2.4%	68.5%	54.9%	13.6%	$105.84	$82.78	27.9%
Bourbon Orleans Hotel	220	$236.68	$231.33	2.3%	76.9%	60.9%	16.0%	$182.12	$140.87	29.3%
Cavallo Point, The Lodge at the Golden Gate	142	$590.72	$714.46	(17.3)%	55.8%	51.7%	4.1%	$329.54	$369.12	(10.7)%
Chicago Marriott Downtown Magnificent Mile	1,200	$246.14	$241.50	1.9%	60.7%	53.9%	6.8%	$149.41	$130.14	14.8%
Chico Hot Springs Resort	117	$183.71	$175.42	4.7%	79.6%	75.3%	4.3%	$146.31	$132.01	10.8%
Courtyard Denver Downtown	177	$220.51	$208.00	6.0%	78.4%	75.2%	3.2%	$172.83	$156.32	10.6%
Courtyard New York Manhattan/Fifth Avenue	189	$270.33	$251.64	7.4%	95.1%	92.0%	3.1%	$257.20	$231.47	11.1%
Courtyard New York Manhattan/Midtown East	321	$314.26	$299.94	4.8%	90.5%	81.3%	9.2%	$284.44	$243.72	16.7%
Embassy Suites by Hilton Bethesda	272	$163.58	$144.33	13.3%	71.9%	48.8%	23.1%	$117.54	$70.50	66.7%
Havana Cabana Key West	106	$305.56	$337.36	(9.4)%	84.2%	87.9%	(3.7)%	$257.20	$296.70	(13.3)%
Henderson Park Resort	254	$458.10	$494.31	(7.3)%	61.7%	69.8%	(8.1)%	$282.64	$344.91	(18.1)%
Henderson Park Inn	37	$627.97	$668.31	(6.0)%	70.2%	77.7%	(7.5)%	$440.90	$519.31	(15.1)%
Hilton Burlington Lake Champlain	258	$252.40	$246.52	2.4%	76.2%	74.7%	1.5%	$192.25	$184.15	4.4%
Hilton Garden Inn New York/Times Square Central	282	$252.61	$247.70	2.0%	89.4%	91.5%	(2.1)%	$225.73	$226.63	(0.4)%
Hotel Clio	199	$320.35	$305.20	5.0%	71.2%	69.6%	1.6%	$227.96	$212.32	7.4%
Hotel Emblem San Francisco	96	$245.70	$227.72	7.9%	67.0%	73.5%	(6.5)%	$164.55	$167.44	(1.7)%
Hotel Palomar Phoenix	242	$221.99	$215.33	3.1%	76.0%	67.9%	8.1%	$168.72	$146.24	15.4%
Kimpton Fort Lauderdale Beach Resort	96	$217.03	$231.86	(6.4)%	66.3%	66.4%	(0.1)%	$143.81	$154.03	(6.6)%
Kimpton Shorebreak Resort	157	$338.09	$357.34	(5.4)%	81.3%	81.7%	(0.4)%	$274.92	$292.03	(5.9)%
L'Auberge de Sedona	88	$907.24	$964.94	(6.0)%	60.0%	72.6%	(12.6)%	$544.22	$700.49	(22.3)%
Lake Austin Spa Resort	40	$1,071.67	$1,084.98	(1.2)%	58.5%	68.9%	(10.4)%	$627.30	$747.66	(16.1)%
Margaritaville Beach House Key West	186	$403.61	$469.76	(14.1)%	84.3%	83.1%	1.2%	$340.19	$390.37	(12.9)%
Orchards Inn Sedona	70	$281.82	$298.31	(5.5)%	59.6%	66.4%	(6.8)%	$167.87	$197.97	(15.2)%
Salt Lake City Marriott Downtown at City Creek	510	$190.89	$176.93	7.9%	63.3%	60.2%	3.1%	$120.75	$106.44	13.4%
The Dagny	403	$291.35	$291.00	0.1%	75.3%	79.0%	(3.7)%	$219.35	$229.86	(4.6)%
The Gwen Hotel	311	$299.15	$296.79	0.8%	74.5%	72.4%	2.1%	$222.97	$214.85	3.8%
The Hythe Vail	344	$435.10	$416.30	4.5%	61.1%	56.8%	4.3%	$265.81	$236.33	12.5%
The Landing Lake Tahoe Resort & Spa	82	$472.57	$527.40	(10.4)%	53.0%	52.8%	0.2%	$250.32	$278.45	(10.1)%
The Lindy Renaissance Charleston Hotel	167	$352.01	$357.66	(1.6)%	89.2%	86.7%	2.5%	$313.99	$310.06	1.3%
The Lodge at Sonoma Resort	182	$455.78	$464.17	(1.8)%	62.7%	63.4%	(0.7)%	$285.78	$294.12	(2.8)%
Tranquility Bay Beachfront Resort	103	$652.82	$786.68	(17.0)%	77.8%	76.1%	1.7%	$507.60	$598.62	(15.2)%
Westin Boston Waterfront	793	$243.78	$238.48	2.2%	85.3%	75.5%	9.8%	$207.90	$180.00	15.5%
Westin Fort Lauderdale Beach Resort	433	$274.94	$271.85	1.1%	73.3%	79.2%	(5.9)%	$201.56	$215.27	(6.4)%
Westin San Diego Bayview	436	$214.93	$203.80	5.5%	79.9%	74.1%	5.8%	$171.62	$151.06	13.6%
Westin Washington D.C. City Center	410	$216.66	$210.68	2.8%	75.9%	58.8%	17.1%	$164.39	$123.90	32.7%
Worthington Renaissance Fort Worth Hotel	504	$194.08	$186.23	4.2%	74.5%	68.0%	6.5%	$144.59	$126.62	14.2%
Comparable Total (1)	9,649	$281.52	$288.43	(2.4)%	73.4%	68.7%	4.7%	$206.60	$198.19	4.2%
(1) Amounts include the pre-acquisition operating results of hotels acquired in 2023 and 2022 and exclude the Kimpton Fort Lauderdale Beach Resort as the hotel opened during 2021.

.

	Operating Statistics – Year to Date
	Number of Rooms	ADR			Occupancy			RevPAR
		YTD 2023	YTD 2019	B/(W) 2019	YTD 2023	YTD 2019	B/(W) 2019	YTD 2023	YTD 2019	B/(W) 2019

Atlanta Marriott Alpharetta	318	$154.52	$166.97	(7.5)%	68.5%	72.7%	(4.2)%	$105.84	$121.42	(12.8)%
Bourbon Orleans Hotel	220	$236.68	$217.20	9.0%	76.9%	82.8%	(5.9)%	$182.12	$179.87	1.3%
Cavallo Point, The Lodge at the Golden Gate	142	$590.72	$458.60	28.8%	55.8%	65.2%	(9.4)%	$329.54	$298.90	10.3%
Chicago Marriott Downtown Magnificent Mile	1,200	$246.14	$225.86	9.0%	60.7%	72.7%	(12.0)%	$149.41	$164.20	(9.0)%
Chico Hot Springs Resort	117	$183.71	$147.95	24.2%	79.6%	93.3%	(13.7)%	$146.31	$137.97	6.0%
Courtyard Denver Downtown	177	$220.51	$200.80	9.8%	78.4%	81.1%	(2.7)%	$172.83	$162.75	6.2%
Courtyard New York Manhattan/Fifth Avenue	189	$270.33	$248.54	8.8%	95.1%	86.7%	8.4%	$257.20	$215.49	19.4%
Courtyard New York Manhattan/Midtown East	321	$314.26	$244.82	28.4%	90.5%	95.6%	(5.1)%	$284.44	$234.03	21.5%
Embassy Suites by Hilton Bethesda	272	$163.58	$176.98	(7.6)%	71.9%	73.0%	(1.1)%	$117.54	$129.23	(9.0)%
Havana Cabana Key West	106	$305.56	$210.19	45.4%	84.2%	90.3%	(6.1)%	$257.20	$189.78	35.5%
Henderson Beach Resort	254	$458.10	$315.85	45.0%	61.7%	60.0%	1.7%	$282.64	$189.66	49.0%
Henderson Park Inn	37	$627.97	$480.49	30.7%	70.2%	77.1%	(6.9)%	$440.90	$370.28	19.1%
Hilton Burlington Lake Champlain	258	$252.40	$193.56	30.4%	76.2%	81.7%	(5.5)%	$192.25	$158.11	21.6%
Hilton Garden Inn New York/Times Square Central	282	$252.61	$235.87	7.1%	89.4%	98.5%	(9.1)%	$225.73	$232.29	(2.8)%
Hotel Clio	199	$320.35	$258.63	23.9%	71.2%	70.8%	0.4%	$227.96	$183.12	24.5%
Hotel Emblem San Francisco	96	$245.70	$240.00	2.4%	67.0%	78.9%	(11.9)%	$164.55	$189.34	(13.1)%
Hotel Palomar Phoenix	242	$221.99	$185.74	19.5%	76.0%	82.7%	(6.7)%	$168.72	$153.51	9.9%
Kimpton Shorebreak Resort	157	$338.09	$268.57	25.9%	81.3%	78.7%	2.6%	$274.92	$211.27	30.1%
L'Auberge de Sedona	88	$907.24	$596.05	52.2%	60.0%	78.6%	(18.6)%	$544.22	$468.42	16.2%
Lake Austin Spa Resort	40	$1,071.67	$825.66	29.8%	58.5%	63.6%	(5.1)%	$627.30	$524.81	19.5%
Margaritaville Beach House Key West	186	$403.61	$259.71	55.4%	84.3%	80.5%	3.8%	$340.19	$209.08	62.7%
Orchards Inn Sedona	70	$281.82	$244.33	15.3%	59.6%	77.7%	(18.1)%	$167.87	$189.96	(11.6)%
Salt Lake City Marriott Downtown at City Creek	510	$190.89	$173.43	10.1%	63.3%	69.4%	(6.1)%	$120.75	$120.42	0.3%
The Dagny	403	$291.35	$308.79	(5.6)%	75.3%	88.9%	(13.6)%	$219.35	$274.58	(20.1)%
The Gwen Hotel	311	$299.15	$256.86	16.5%	74.5%	83.3%	(8.8)%	$222.97	$213.95	4.2%
The Hythe Vail	344	$435.10	$298.07	46.0%	61.1%	65.6%	(4.5)%	$265.81	$195.66	35.9%
The Landing Lake Tahoe Resort & Spa	82	$472.57	$321.13	47.2%	53.0%	65.4%	(12.4)%	$250.32	$210.11	19.1%
The Lindy Renaissance Charleston Hotel	167	$352.01	$260.92	34.9%	89.2%	84.0%	5.2%	$313.99	$219.09	43.3%
The Lodge at Sonoma Resort	182	$455.78	$310.27	46.9%	62.7%	74.3%	(11.6)%	$285.78	$230.57	23.9%
Tranquility Bay Beachfront Resort	103	$652.82	$417.59	56.3%	77.8%	87.4%	(9.6)%	$507.60	$365.09	39.0%
Westin Boston Waterfront	793	$243.78	$251.43	(3.0)%	85.3%	78.4%	6.9%	$207.90	$197.05	5.5%
Westin Fort Lauderdale Beach Resort	433	$274.94	$204.38	34.5%	73.3%	81.8%	(8.5)%	$201.56	$167.26	20.5%
Westin San Diego Bayview	436	$214.93	$194.30	10.6%	79.9%	82.0%	(2.1)%	$171.62	$159.39	7.7%
Westin Washington D.C. City Center	410	$216.66	$206.84	4.7%	75.9%	86.9%	(11.0)%	$164.39	$179.77	(8.6)%
Worthington Renaissance Fort Worth Hotel	504	$194.08	$186.24	4.2%	74.5%	75.4%	(0.9)%	$144.59	$140.50	2.9%
Comparable Total (1)	9,649	$281.52	$239.96	17.3%	73.4%	78.6%	(5.2)%	$206.60	$188.72	9.5%
(1) Amounts include the pre-acquisition operating results of hotels acquired in 2023, 2022 and 2021 and exclude the Kimpton Fort Lauderdale Beach Resort as the hotel opened during 2021.

	Hotel Adjusted EBITDA Reconciliation - Third Quarter 2023

		Net Income / (Loss)	Plus:	Plus:	Plus:	Equals: Hotel Adjusted EBITDA
	Total Revenues		Depreciation	Interest Expense	Adjustments (1)
Atlanta Marriott Alpharetta	$4,328	$1,018	$367	$—	$—	$1,385
Bourbon Orleans Hotel	$3,437	$76	$866	$—	$6	$948
Cavallo Point, The Lodge at the Golden Gate	$11,114	$1,348	$1,410	$—	$94	$2,852
Chicago Marriott Downtown Magnificent Mile	$32,302	$8,332	$3,517	$6	$(397)	$11,458
Chico Hot Springs Resort	$2,595	$357	$195	$—	$—	$552
Courtyard Denver Downtown	$3,562	$1,386	$372	$—	$—	$1,758
Courtyard New York Manhattan/Fifth Avenue	$5,327	$780	$350	$—	$253	$1,383
Courtyard New York Manhattan/Midtown East	$9,921	$2,073	$519	$895	$—	$3,487
Embassy Suites by Hilton Bethesda	$3,361	$(1,765)	$570	$—	$1,463	$268
Havana Cabana Key West	$2,517	$(35)	$290	$—	$—	$255
Henderson Beach Resort	$11,721	$2,034	$1,015	$—	$—	$3,049
Henderson Park Inn	$2,846	$1,071	$283	$—	$—	$1,354
Hilton Burlington Lake Champlain	$8,421	$3,555	$551	$—	$—	$4,106
Hilton Garden Inn New York/Times Square Central	$7,700	$2,341	$646	$—	$—	$2,987
Hotel Clio	$7,679	$836	$768	$635	$5	$2,244
Hotel Emblem San Francisco	$1,684	$(263)	$296	$—	$—	$33
Hotel Palomar Phoenix	$4,724	$(200)	$496	$—	$178	$474
Kimpton Fort Lauderdale Beach Resort	$1,022	$(938)	$312	$—	$—	$(626)
Kimpton Shorebreak Resort	$6,203	$2,048	$381	$—	$—	$2,429
L'Auberge de Sedona	$5,950	$641	$362	$—	$—	$1,003
Lake Austin Spa Resort	$4,543	$118	$647	$—	$—	$765
Margaritaville Beach House Key West	$5,933	$934	$775	$—	$—	$1,709
Orchards Inn Sedona	$1,586	$6	$93	$—	$42	$141
Salt Lake City Marriott Downtown at City Creek	$7,630	$2,035	$677	$—	$11	$2,723
The Dagny	$10,420	$2,096	$1,522	$—	$—	$3,618
The Gwen Hotel	$10,747	$2,725	$1,030	$—	$—	$3,755
The Hythe Vail	$10,420	$1,897	$1,201	$—	$—	$3,098
The Landing Lake Tahoe Resort & Spa	$5,767	$2,676	$135	$—	$—	$2,811
The Lindy Renaissance Charleston Hotel	$5,507	$1,798	$477	$—	$—	$2,275
The Lodge at Sonoma Resort	$8,746	$2,337	$635	$—	$—	$2,972
Tranquility Bay Beachfront Resort	$4,888	$713	$449	$—	$—	$1,162
Westin Boston Seaport District	$26,082	$3,135	$2,473	$1,999	$(122)	$7,485
Westin Fort Lauderdale Beach Resort	$10,846	$(1,632)	$1,028	$—	$—	$(604)
Westin San Diego Bayview	$10,006	$2,585	$850	$—	$—	$3,435
Westin Washington D.C. City Center	$6,826	$(244)	$1,026	$—	$—	$782
Worthington Renaissance Fort Worth Hotel	$10,159	$651	$1,099	$718	$—	$2,468
Total	$276,520	$46,525	$27,683	$4,253	$1,533	$79,993
Add: Prior Ownership Results (2)	$620	$1,362	$(237)	$—	$—	$1,125
Comparable Total	$277,140	$47,887	$27,446	$4,253	$1,533	$81,118
(1) Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization of intangible assets and liabilities.
(2) Represents the pre-acquisition operating results of our 2023 acquisition and excludes the Kimpton Fort Lauderdale Beach Resort.

	Hotel Adjusted EBITDA Reconciliation - Third Quarter 2022
		Net Income / (Loss)	Plus:	Plus:	Plus:	Equals: Hotel
	Total Revenues		Depreciation	Interest Expense	Adjustments (1)	Adjusted EBITDA
Atlanta Marriott Alpharetta	$3,654	$843	$369	$—	$—	$1,212
Bourbon Orleans Hotel	$3,763	$218	$838	$—	$6	$1,062
Cavallo Point, The Lodge at the Golden Gate	$10,963	$808	$1,844	$—	$94	$2,746
Chicago Marriott Downtown Magnificent Mile	$31,715	$10,640	$3,838	$6	$(397)	$14,087
Courtyard Denver Downtown	$3,448	$1,398	$377	$—	$—	$1,775
Courtyard New York Manhattan/Fifth Avenue	$4,907	$490	$332	$—	$253	$1,075
Courtyard New York Manhattan/Midtown East	$9,332	$1,742	$485	$915	$—	$3,142
Embassy Suites by Hilton Bethesda	$2,378	$(2,396)	$567	$—	$1,477	$(352)
Havana Cabana Key West	$2,715	$526	$276	$—	$—	$802
Henderson Beach Resort	$13,113	$2,703	$990	$—	$—	$3,693
Henderson Park Inn	$2,750	$1,010	$228	$—	$—	$1,238
Hilton Burlington Lake Champlain	$8,088	$3,323	$574	$—	$—	$3,897
Hilton Garden Inn New York/Times Square Central	$7,727	$1,903	$634	$—	$—	$2,537
Hotel Clio	$7,683	$864	$876	$650	$5	$2,395
Hotel Emblem San Francisco	$2,065	$132	$296	$—	$—	$428
Hotel Palomar Phoenix	$3,609	$(551)	$649	$—	$181	$279
Kimpton Fort Lauderdale Beach Resort	$1,275	$(585)	$294	$—	$—	$(291)
Kimpton Shorebreak Resort	$6,941	$2,657	$396	$—	$—	$3,053
L'Auberge de Sedona	$6,727	$614	$352	$—	$—	$966
Margaritaville Beach House Key West	$5,834	$766	$795	$—	$—	$1,561
Orchards Inn Sedona	$1,772	$27	$85	$—	$42	$154
Salt Lake City Marriott Downtown at City Creek	$7,649	$1,620	$571	$621	$11	$2,823
The Dagny	$11,999	$3,846	$1,000	$—	$—	$4,846
The Gwen Hotel	$11,129	$3,115	$1,062	$—	$—	$4,177
The Hythe Vail	$9,529	$1,248	$1,207	$—	$—	$2,455
The Landing Lake Tahoe Resort & Spa	$5,007	$2,144	$218	$—	$—	$2,362
The Lindy Renaissance Charleston Hotel	$5,571	$1,910	$454	$—	$—	$2,364
The Lodge at Sonoma Resort	$9,203	$1,966	$645	$261	$—	$2,872
Tranquility Bay Beachfront Resort	$4,429	$714	$412	$—	$—	$1,126
Westin Boston Seaport District	$24,663	$2,904	$2,448	$2,048	$(122)	$7,278
Westin Fort Lauderdale Beach Resort	$13,223	$987	$967	$—	$—	$1,954
Westin San Diego Bayview	$9,415	$1,808	$842	$587	$—	$3,237
Westin Washington D.C. City Center	$6,019	$(1,189)	$1,026	$597	$—	$434
Worthington Renaissance Fort Worth Hotel	$9,913	$690	$1,106	$736	$1	$2,533
Total	$268,208	$48,895	$27,053	$6,421	$1,551	$83,920
Add: Prior Ownership Results (2)	$8,566	$2,684	$231	$—	$—	$2,915
Comparable Total	$276,774	$51,579	$27,284	$6,421	$1,551	$86,835
(1)    Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization of intangible assets and liabilities.
(2)     Represents the pre-acquisition operating results of our 2023 and 2022 acquisitions and excludes the Kimpton Fort Lauderdale Beach Resort.

	Hotel Adjusted EBITDA Reconciliation - Third Quarter 2019
		Net Income / (Loss)	Plus:	Plus:	Plus:	Equals: Hotel
	Total Revenues		Depreciation	Interest Expense	Adjustments (1)	Adjusted EBITDA
Atlanta Marriott Alpharetta	$4,787	$1,123	$455	$—	$—	$1,578
Cavallo Point, The Lodge at the Golden Gate	$10,633	$1,327	$1,828	$—	$79	$3,234
Chicago Marriott Downtown Magnificent Mile	$32,503	$6,887	$4,166	$(8)	$(397)	$10,648
Courtyard Denver Downtown	$3,344	$1,393	$298	$—	$—	$1,691
Courtyard New York Manhattan/Fifth Avenue	$4,191	$103	$449	$—	$253	$805
Courtyard New York Manhattan/Midtown East	$7,909	$570	$697	$970	$—	$2,237
Embassy Suites by Hilton Bethesda	$3,880	$(1,078)	$471	$—	$1,514	$907
Frenchman's Reef & Morning Star Marriott Beach Resort	$1	$(2)	$—	$—	$—	$(2)
Havana Cabana Key West	$1,996	$87	$260	$—	$—	$347
Hilton Burlington Lake Champlain	$6,121	$2,451	$486	$—	$—	$2,937
Hilton Garden Inn New York/Times Square Central	$6,508	$944	$838	$—	$—	$1,782
Hotel Clio	$5,907	$269	$746	$692	$6	$1,713
Hotel Emblem San Francisco	$2,305	$399	$297	$—	$—	$696
Hotel Palomar Phoenix	$4,325	$(424)	$662	$39	$295	$572
Kimpton Shorebreak Resort	$5,281	$1,808	$348	$—	$40	$2,196
L'Auberge de Sedona	$5,636	$727	$508	$—	$—	$1,235
Margaritaville Beach House Key West	$2,666	$(55)	$351	$—	$—	$296
Orchards Inn Sedona	$1,598	$(11)	$238	$—	$42	$269
Salt Lake City Marriott Downtown at City Creek	$8,849	$2,368	$575	$608	$—	$3,551
The Dagny	$12,504	$4,271	$1,231	$—	$—	$5,502
The Gwen Hotel	$10,771	$3,256	$1,077	$—	$—	$4,333
The Hythe Vail	$8,109	$1,140	$1,011	$—	$—	$2,151
The Landing Lake Tahoe Resort & Spa	$4,060	$1,086	$418	$—	$—	$1,504
The Lexington Hotel	$18,337	$1,319	$3,607	$6	$8	$4,940
The Lindy Renaissance Charleston Hotel	$3,398	$642	$421	$—	$(32)	$1,031
The Lodge at Sonoma Resort	$7,549	$2,070	$508	$281	$—	$2,859
Westin Boston Seaport District	$24,009	$2,413	$2,418	$2,182	$(60)	$6,953
Westin Fort Lauderdale Beach Resort	$8,131	$(949)	$1,675	$—	$—	$726
Westin San Diego Bayview	$8,654	$1,439	$1,135	$637	$—	$3,211
Westin Washington D.C. City Center	$7,829	$280	$1,310	$663	$—	$2,253
Worthington Renaissance Fort Worth Hotel	$8,488	$(132)	$990	$784	$2	$1,644
Total	$240,279	$35,721	$29,474	$6,854	$1,750	$73,748
Add: Prior Ownership Results (2)	$25,484	$3,456	$2,264	$—	$—	$5,720
Less: Sold Hotels (3)	$(18,338)	$(1,317)	$(3,607)	$(6)	$(8)	$(4,938)
Comparable Total	$247,425	$37,860	$28,131	$6,848	$1,742	$74,530

(1) Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization of intangible assets and liabilities.
(2) Represents the pre-acquisition operating results of our 2023, 2022 and 2021 acquisitions (excluding the Kimpton Fort Lauderdale Beach Resort).
(3) Represents the operating results of Frenchman's Reef and The Lexington Hotel.

	Hotel Adjusted EBITDA Reconciliation - Year to Date 2023
	Total Revenues	Net Income / (Loss)	Plus: Depreciation	Plus: Interest Expense	Plus: Adjustments (1)	Equals: Hotel Adjusted EBITDA

Atlanta Marriott Alpharetta	$12,584	$3,080	$1,090	$—	$—	$4,170
Bourbon Orleans Hotel	$13,449	$2,831	$2,553	$—	$19	$5,403
Cavallo Point, The Lodge at the Golden Gate	$33,762	$4,447	$4,198	$—	$281	$8,926
Chicago Marriott Downtown Magnificent Mile	$79,569	$14,293	$10,709	$18	$(1,192)	$23,828
Chico Hot Springs Resort	$2,595	$357	$195	$—	$—	$552
Courtyard Denver Downtown	$9,215	$2,899	$1,126	$—	$—	$4,025
Courtyard New York Manhattan/Fifth Avenue	$13,671	$874	$1,097	$—	$760	$2,731
Courtyard New York Manhattan/Midtown East	$25,890	$3,351	$1,524	$2,672	$—	$7,547
Embassy Suites by Hilton Bethesda	$10,113	$(4,917)	$1,713	$—	$4,409	$1,205
Havana Cabana Key West	$9,856	$2,294	$877	$—	$—	$3,171
Henderson Beach Resort	$32,520	$4,492	$3,047	$—	$—	$7,539
Henderson Park Inn	$7,044	$2,210	$785	$—	$—	$2,995
Hilton Burlington Lake Champlain	$17,899	$4,837	$1,679	$—	$—	$6,516
Hilton Garden Inn New York/Times Square Central	$19,308	$3,322	$1,929	$—	$—	$5,251
Hotel Clio	$19,814	$118	$2,490	$1,898	$14	$4,520
Hotel Emblem San Francisco	$5,224	$(740)	$890	$—	$—	$150
Hotel Palomar Phoenix	$18,580	$2,724	$1,646	$—	$538	$4,908
Kimpton Fort Lauderdale Beach Resort	$6,168	$(751)	$921	$—	$—	$170
Kimpton Shorebreak Resort	$16,579	$4,662	$1,177	$—	$—	$5,839
L'Auberge de Sedona	$21,566	$4,622	$1,106	$—	$—	$5,728
Lake Austin Spa Resort	$15,462	$1,837	$1,916	$—	$—	$3,753
Margaritaville Beach House Key West	$23,355	$7,819	$2,366	$—	$—	$10,185
Orchards Inn Sedona	$6,225	$1,106	$273	$—	$126	$1,505
Salt Lake City Marriott Downtown at City Creek	$23,233	$6,549	$1,912	$—	$32	$8,493
The Dagny	$27,018	$3,674	$4,195	$—	$—	$7,869
The Gwen Hotel	$27,126	$3,510	$3,163	$—	$—	$6,673
The Hythe Vail	$37,727	$11,374	$3,603	$—	$—	$14,977
The Landing Lake Tahoe Resort & Spa	$10,074	$2,520	$666	$—	$—	$3,186
The Lindy Renaissance Charleston Hotel	$17,758	$6,584	$1,418	$—	$—	$8,002
The Lodge at Sonoma Resort	$23,812	$4,918	$1,933	$—	$—	$6,851
Tranquility Bay Beachfront Resort	$18,222	$4,401	$1,315	$—	$—	$5,716
Westin Boston Seaport District	$71,511	$5,271	$7,421	$5,969	$(367)	$18,294
Westin Fort Lauderdale Beach Resort	$50,066	$9,178	$3,096	$—	$—	$12,274
Westin San Diego Bayview	$27,124	$6,023	$2,561	$—	$—	$8,584
Westin Washington D.C. City Center	$22,481	$1,435	$3,070	$—	$—	$4,505
Worthington Renaissance Fort Worth Hotel	$34,720	$4,824	$3,335	$2,145	$—	$10,304
Total	$811,320	$136,028	$82,995	$12,702	$4,620	$236,338
Add: Prior Ownership Results (2)	$2,767	$2,052	$(396)	$—	$—	$1,656
Comparable Total	$814,087	$138,080	$82,599	$12,702	$4,620	$237,994
(1) Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization of intangible assets and liabilities.
(2) Represents the pre-acquisition operating results of our 2023 acquisition and excludes the Kimpton Fort Lauderdale Beach Resort.

	Hotel Adjusted EBITDA Reconciliation - Year to Date 2022
		Net Income /(Loss)	Plus:	Plus:	Plus:	Equals: Hotel
	Total Revenues		Depreciation	Interest Expense	Adjustments (1)	Adjusted EBITDA
Atlanta Marriott Alpharetta	$9,908	$2,010	$1,112	$—	$—	$3,122
Bourbon Orleans Hotel	$11,027	$1,429	$2,486	$—	$19	$3,934
Cavallo Point, The Lodge at the Golden Gate	$33,993	$4,712	$5,535	$—	$281	$10,528
Chicago Marriott Downtown Magnificent Mile	$67,600	$12,805	$11,686	$17	$(1,192)	$23,316
Courtyard Denver Downtown	$8,453	$2,917	$1,129	$—	$—	$4,046
Courtyard New York Manhattan/Fifth Avenue	$12,144	$(141)	$994	$—	$760	$1,613
Courtyard New York Manhattan/Midtown East	$22,049	$1,178	$1,456	$2,730	$—	$5,364
Embassy Suites by Hilton Bethesda	$6,233	$(7,305)	$1,681	$—	$4,449	$(1,175)
Havana Cabana Key West	$11,119	$4,044	$830	$—	$—	$4,874
Henderson Beach Resort	$35,406	$5,599	$2,913	$—	$—	$8,512
Henderson Park Inn	$7,187	$2,261	$666	$—	$—	$2,927
Hilton Burlington Lake Champlain	$16,350	$4,689	$1,698	$—	$—	$6,387
Hilton Garden Inn New York/Times Square Central	$19,138	$3,348	$1,878	$—	$—	$5,226
Hotel Clio	$19,594	$709	$2,527	$1,941	$14	$5,191
Hotel Emblem San Francisco	$5,297	$(112)	$891	$—	$—	$779
Hotel Palomar Phoenix	$15,334	$1,978	$1,995	$—	$548	$4,521
Kimpton Fort Lauderdale Beach Resort	$3,237	$(547)	$609	$—	$—	$62
Kimpton Shorebreak Resort	$17,721	$5,892	$1,201	$—	$—	$7,093
L'Auberge de Sedona	$25,120	$7,056	$1,101	$—	$—	$8,157
Margaritaville Beach House Key West	$25,524	$9,623	$2,387	$—	$—	$12,010
Orchards Inn Sedona	$6,788	$1,724	$254	$—	$126	$2,104
Salt Lake City Marriott Downtown at City Creek	$20,333	$4,064	$1,657	$1,578	$32	$7,331
The Dagny	$28,099	$6,564	$3,072	$—	$—	$9,636
The Gwen Hotel	$27,302	$5,168	$3,207	$—	$—	$8,375
The Hythe Vail	$32,526	$7,491	$3,607	$—	$—	$11,098
The Landing Lake Tahoe Resort & Spa	$9,947	$3,256	$793	$—	$—	$4,049
The Lindy Renaissance Charleston Hotel	$17,672	$6,528	$1,372	$—	$—	$7,900
The Lodge at Sonoma Resort	$23,733	$4,335	$1,905	$782	$—	$7,022
Tranquility Bay Beachfront Resort	$19,650	$5,325	$1,277	$—	$—	$6,602
Westin Boston Seaport District	$63,111	$2,872	$7,346	$6,112	$(367)	$15,963
Westin Fort Lauderdale Beach Resort	$53,957	$16,539	$2,942	$—	$—	$19,481
Westin San Diego Bayview	$22,978	$3,507	$2,484	$1,756	$—	$7,747
Westin Washington D.C. City Center	$17,814	$(1,145)	$3,078	$1,781	$—	$3,714
Worthington Renaissance Fort Worth Hotel	$30,104	$3,440	$3,328	$2,196	$5	$8,969
Total	$746,448	$131,813	$81,097	$18,893	$4,675	$236,478
Add: Prior Ownership Results (2)	$27,277	$7,717	$976	$—	$—	$8,693
Comparable Total	$773,725	$139,530	$82,073	$18,893	$4,675	$245,171
(1) Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization of intangible assets and liabilities.
(2) Represents the pre-acquisition operating results of our 2023 and 2022 acquisitions and excludes the Kimpton Fort Lauderdale Beach Resort.

	Hotel Adjusted EBITDA Reconciliation - Year to Date 2019
			Plus:	Plus:	Plus:	Equals:
	Total Revenues	Net Income / (Loss)	Depreciation	Interest Expense	Adjustments (1)	Hotel Adjusted EBITDA
Atlanta Marriott Alpharetta	$14,959	$3,891	$1,389	$—	$—	$5,280
Cavallo Point, The Lodge at the Golden Gate	$30,600	$2,374	$5,557	$—	$221	$8,152
Chicago Marriott Downtown Magnificent Mile	$83,224	$12,127	$12,461	$110	$(1,192)	$23,506
Courtyard Denver Downtown	$8,881	$3,407	$881	$—	$—	$4,288
Courtyard New York Manhattan/Fifth Avenue	$11,417	$(519)	$1,330	$—	$760	$1,571
Courtyard New York Manhattan/Midtown East	$21,213	$(70)	$2,077	$2,891	$—	$4,898
Embassy Suites by Hilton Bethesda	$13,051	$(2,031)	$1,422	$—	$4,555	$3,946
Frenchman's Reef & Morning Star Marriott Beach Resort	$—	$8,798	$—	$—	$—	$8,798
Havana Cabana Key West	$7,351	$2,035	$740	$—	$—	$2,775
Hilton Burlington Lake Champlain	$14,031	$3,917	$1,500	$—	$—	$5,417
Hilton Garden Inn New York/Times Square Central	$18,222	$1,731	$2,509	$—	$—	$4,240
Hotel Clio	$14,380	$(944)	$1,975	$2,062	$18	$3,111
Hotel Emblem San Francisco	$5,649	$323	$868	$—	$—	$1,191
Hotel Palomar Phoenix	$18,008	$2,319	$1,991	$116	$885	$5,311
Kimpton Shorebreak Resort	$13,704	$3,586	$1,046	$—	$121	$4,753
L'Auberge de Sedona	$19,259	$3,688	$1,525	$—	$—	$5,213
Margaritaville Beach House Key West	$12,906	$3,557	$1,033	$—	$—	$4,590
Orchards Inn Sedona	$5,890	$884	$713	$—	$126	$1,723
Salt Lake City Marriott Downtown at City Creek	$23,586	$5,120	$1,680	$1,818	$—	$8,618
The Dagny	$32,337	$9,124	$3,708	$—	$—	$12,832
The Gwen Hotel	$25,709	$4,030	$3,285	$—	$—	$7,315
The Hythe Vail, a Luxury Collection Resort	$27,989	$6,063	$3,035	$—	$—	$9,098
The Landing Lake Tahoe Resort & Spa	$7,618	$294	$1,179	$—	$—	$1,473
The Lexington Hotel	$47,872	$(1,778)	$10,697	$17	$24	$8,960
The Lindy Renaissance Charleston Hotel	$11,566	$3,438	$1,242	$—	$(95)	$4,585
The Lodge at Sonoma Resort	$19,023	$3,234	$1,571	$840	$—	$5,645
Westin Boston Seaport District	$70,991	$6,286	$7,266	$6,506	$(180)	$19,878
Westin Fort Lauderdale Beach Resort	$38,246	$7,223	$4,853	$—	$—	$12,076
Westin San Diego Bayview	$26,333	$4,769	$3,397	$1,901	$—	$10,067
Westin Washington D.C. City Center	$25,238	$2,075	$3,948	$1,986	$—	$8,009
Worthington Renaissance Fort Worth Hotel	$31,319	$5,597	$2,927	$2,340	$6	$10,870
Total	$700,572	$104,548	$87,805	$20,587	$5,249	$218,028
Add: Prior Ownership Results (2)	$76,162	$10,670	$6,791	$—	$—	$17,461
Less: Sold Hotels (3)	$(47,872)	$(7,020)	$(10,697)	$(17)	$(24)	$(17,758)
Comparable Total	$728,862	$108,198	$83,899	$20,570	$5,225	$217,731
(1) Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization of intangible assets and liabilities.
(2) Represents the pre-acquisition operating results of our 2023, 2022 and 2021 acquisitions (excluding the Kimpton Fort Lauderdale Beach Resort).
(3) Represents the operating results of Frenchman's Reef and The Lexington Hotel.